UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(1) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 240.14a-12

Globe Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X] No fee required
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[ ] Fee paid previously with preliminary materials.
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    the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

1. Amount previously paid: _______________
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4. Date filed: __________________

GLOBE BANCORP, INC.
4051 Veterans Boulevard, Suite 100
Metairie, Louisiana 70002
(504) 887-0057

NOTICE OF ANNUAL MEETING OF THE STOCKHOLDERS
To Be Held on April 22, 2003

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Globe Bancorp, Inc. (the "Company") will be held at the Company's office located at 4051 Veterans Boulevard, Suite 100, Metairie, Louisiana 70002 on Tuesday, April 22, 2003 at 11:00 a.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

(1) To elect two directors for terms of three years or until their successors have been elected and qualified;

(2) To ratify the appointment of Roth Murphy Sanford L.L.P. as the Company's independent auditors for the year ending December 31, 2003; and

(3) To transact such other business as may properly come before the meeting or any adjournment thereof.
    Except with respect to procedural matters incident to the conduct of the meeting, management is not aware of any other such business.

    Stockholders of record of the Company as of the close of business on March 7, 2003 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

&#                                                                                            BY ORDER OF THE BOARD OF DIRECTORS

                                                                                                /s/ Thomas J. Exnicios
&#                                                                                                Thomas J. Exnicios, President
&#                                                                                                and Chief Executive Officer

Metairie, Louisiana
March 21, 2003

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

GLOBE BANCORP, INC.
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

April 22, 2003

    This Proxy Statement is being furnished to the holders of common stock, par value $.01 per share ("Common Stock"), of Globe Bancorp, Inc. (the "Company"), which acquired all of the Common Stock of Globe Homestead Savings Bank (the "Bank") in connection with the conversion of the Bank from a federally chartered mutual savings bank to a federally chartered stock savings bank on July 9, 2001 (the "Conversion").

    Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Company's office located at 4051 Veterans Boulevard, Suite 100, Metairie, Louisiana 70002 on Tuesday, April 22, 2003 at 11:00 a.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 21, 2003.

    Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described herein and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

    Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (a) filing with the Secretary of the Company written notice thereof (Saxon J. Toca, Secretary, Globe Bancorp, Inc., 4051 Veterans Boulevard, Suite 100, Metairie, Louisiana, 70002); (b) submitting a duly executed proxy bearing a later date; or (c) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

VOTING AND REQUIRED VOTES

    Only stockholders of record at the close of business on March 7, 2003 (the "Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 277,000 shares of Common Stock issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock outstanding is entitled to one vote at the Annual Meeting on each matter properly presented at the Annual Meeting.

    Directors are elected by a plurality of votes cast with a quorum present. A quorum consists of stockholders representing, either in person or by proxy, a majority of the outstanding Common Stock entitled to vote at the meeting. Abstentions are considered in determining the presence of a quorum but will not affect the plurality vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy is required to ratify the appointment of the independent auditors. Under rules of the New York Stock Exchange applicable to broker-dealers, the election of directors and the ratification of the auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

    The Bylaws of the Company presently provide that the Board of Directors shall consist of eight members, and the Articles of Incorporation and Bylaws of the Company presently provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years or until their successors are elected and qualified. One class of directors is to be elected annually. There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected as a director, and no director is related to any other director or executive officer of the Company by blood, marriage or adoption, other than John L. Gohres, Jr. and Robert J. Gohres who are brothers.

    Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows no reason why any of the nominees listed below may not be able to serve as director if elected.

    The following tables present information concerning nominees for director and the directors whose terms continue, including each such person's tenure as a director of the Company and the Bank. Ages are reflected as of December 31, 2002.
	Nominees for Term Expire in 2006

		Position with the Company and the
		Bank and Principal Occupation	Director
Name	Age	During the Past Five Years	Since

Michael H. Bagot	80	Director; Chairman of the Bank since	1986
		July 1998 and of the Company since
		March 2001

Saxon J. Toca, III	76	Director; Secretary/Treasurer of the Bank and of the Company since 2001;	1979
		Retired, formerly an investor and business owner

The Board of Directors recommends that you vote FOR the election of the above nominees for directors.

	Directors Whose Terms Expire in 2004

		Position with the Company and the
		Bank and Principal Occupation	Director
Name	Age	During the Past Five Years	Since

Albert E. Briede, III	80	Director; Funeral Director, All Faiths	1989
		Funeral Home, New Orleans, Louisiana

John L. Gohres, Jr.	48	Director; Insurance executive for Emory & James, Ltd., Metairie, Louisiana	1998

Mae H. Leaveau	77	Director; Vice-President of the Bank and of the Company since March 2001	1960

	Directors for Term Expiring in 2005

		Position with the Company and the
		Bank and Principal Occupation	Director
Name	Age	During the Past Five Years	Since

Thomas J. Exnicios	45	Director; President of the Bank since	1989
		March 1995 and of the Company since
		March 2001

Robert J. Gohres	46	Director; Insurance executive for Emory & James, Ltd., Hammond, Louisiana	1988

Madeleine B. Richard	47	Director; Bank Loan Officer	1987

Stockholder Nominations

    Article 6.F of the Company's Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 120 days prior to the anniversary date of the initial mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders. Article 6.F also requires the notice of stockholder nominations to provide certain information. No nominations were received by the Company in connection with the Annual Meeting.

Board Meeting and Committees

    The Board of Directors of the Company met twelve times during the year ended December 31, 2002. Directors of the Company receive no fees from the Company for attending Board of Directors meetings or committee meetings. The Board of Directors has established a Compensation Committee and an Audit Committee, both as described below. The Board of Directors of the Company does not have any separate executive or nominating committees. No director of the Company attended fewer than 75% in the aggregate of the meetings of the Board of Directors held during 2002 and the total number of meetings held by all committees of the Board on which he or she served during the year.

    The Audit Committee reviews the scope and results of the audit performed by the Company's independent auditors and reviews with management and such independent auditors the Company's system of internal control and audit. The Audit Committee also reviews all examination and other reports by federal banking regulators. The members of the Audit Committee for both the Company and the Bank are Albert E. Briede, III and Robert J. Gohres. The Audit Committee met four times during 2002. Messrs. Briede, and R. Gohres are independent as defined in the National Association of Securities Dealers, Inc.'s listing standards. The Audit Committee operates pursuant to a written charter, a copy of which was attached to the Proxy Statement for the 2002 Annual Meeting. The Audit Committee reviews and reassesses the adequacy of the charter annually.

    The Compensation Committee is responsible for establishing management compensation policies and procedures and reviewing executive compensation. The Compensation Committee consists of Messrs. Briede, R. Gohres and Toca, III.

    The full Board of Directors of the Company serves as the Nominating Committee and met once during 2002 in such capacity. Although the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders of the Company.

    Regular meetings of the Board of Directors of the Bank are held once a month and special meetings of the Board of Directors are held from time-to-time as needed. There were 12 meetings of the Board of Directors of the Bank held during 2002. No director attended fewer than 75% of the total number of meetings of the Board of Directors of the Bank during 2002 and the total number of meetings held by all committees of the Board on which the director served during such year.

Director's Compensation

    Each director of the Bank receives $450 for each regular meeting of the Board of Directors, with the exception of Mrs. Mae Leaveau, Mrs. Madeleine Richard and Mr. Thomas Exnicios who do not receive a fee. Directors are paid for excused absences from Board meetings.

Executive Officers

    The Company and the Bank do not have any executive officers who are not directors.

BENEFICIAL OWNERSHIP OF COMMON STOCK
BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (1) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (2) the directors of the Company, and (3) all directors and executive officers of the Company and the Bank as a group.

	Common Stock Beneficially
	Owned as of March 7, 2003 (1)
Name of Beneficial Owner	Amount	Percentage
Globe Bancorp, Inc. Employee
Stock Ownership Plan Trust
4051 Veterans Boulevard, Suite 100
Metairie, Louisiana 70002 (2)	21,089	7.61%
Directors:
Albert E. Briede, III (3)	10,000	3.61%
Michael H. Bagot (4)	200	0.07%
Thomas J. Exnicios	9,030	3.26%
John L. Gohres, Jr. (5)	10,000	3.61%
Robert J. Gohres (6)	10,000	3.61%
Mae H. Leaveau	1,514	0.55%
Madeleine B. Richard	749	0.27%
Saxon J. Toca, III (7)	10,000	3.61%
All directors and executive officers of the
Company and the Bank as a group
(eight people) (2)	51,493	18.59%

__________________

  Based upon information furnished by the respective persons. Pursuant to rules promulgated under the 1934 Act, a person is deemed to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (a) voting power, which includes the power to vote or to direct the voting of the shares; or (b) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting power and sole investment power with respect to the indicated shares.
  The Globe Bancorp, Inc. Employee Sock Ownership Plan Trust ("Trust") was established pursuant to the Globe Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Thomas J. Exnicios, Robert J. Gohres and Albert E. Briede, III, who act as trustees of the plan ("Trustees"). As of the Voting Record Date, 21,089 shares of Common Stock held in the Trust were unallocated and 3,244 shares had been allocated to the accounts of participating employees. The Trustees must vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the terms of the ESOP, unallocated shares held in the ESOP will be voted by the ESOP Trustees in the same proportion for and against proposals to stockholders of the Company as participating employees actually vote shares of Common Stock which have been allocated to their accounts. The amount of Common Stock beneficially owned by each individual trustee or all directors and executive officers as a group does not include the unallocated shares held by the Trust. The total for all directors and executive officers as a group includes 2,694 shares allocated to the ESOP accounts of the three employee directors.
  The shares are held jointly with Mr. Bagot's wife, with whom voting and dispositive power is shared.
  The shares are held jointly with Mr. Briede's wife, with whom voting and dispositive power is shared.
  Includes 2,000 shares held in an IRA for the benefit of Mr. J. Gohres, Jr.
  Includes 1,200 shares held in an IRA for the benefit of Mr. R. Gohres.
  The shares held by Toca Investments, LLC.

Section 16(a) Beneficial Ownership Reporting Compliance

    Under Section 16(a) of the 1934 Act, the Company's directors, officers and any persons holding more than 10% of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission ("Commission") and the National Association of Securities Dealers, Inc. ("NASD") by specific dates. Based on representations of its directors and officers or copies of the reports that they have filed with the Commission and the NASD, the Company believes that all of these filing requirements were satisfied by the Company's directors and officers in the year ended December 31, 2002.

EXECUTIVE COMPENSATION

Summary Compensation Table

    The Company does not pay separate compensation to its officers. The following table shows the compensation paid by the Bank to its President and Chief Executive Officer during the periods indicated. No executive officer of the Bank received total compensation in excess of $100,000 during 2002.
Annual Compensation
Name and					All Other
Principal Position	Year	Salary (1)	Bonus	Other (2)	Compensation
Thomas J. Exnicios	2002	$75,000	$ --	$--	$11,517(3)
President and Chief Executive Officer	2001 2000	$75,000 $72,500	$2,500 $6,750	$-- $--	$10,410 $ 2,385

__________________

  Mr. Exnicios did not receive any director's fees in 2002, 2001 or 2000.
  Annual compensation does not include amounts attributable to other miscellaneous benefits received by Mr. Exnicios. The costs to the Company of providing such benefits during 2002 did not exceed 10% of the salary and bonus paid to or accrued for the benefit of Mr. Exnicios.
  Represents the fair market value on December 31, 2002 of a share of Common Stock, the date the shares were allocated, multiplied by the 765 shares allocated to the ESOP account of Mr. Exnicios.

Employment Agreements

    The Company and the Bank (the "Employers") have each entered into an employment agreement with Mr. Thomas J. Exnicios. The Employers have agreed to employ the executive for a term of three years commencing December 18, 2001in his current respective position. The agreements provide that Mr. Exnicios will initially be paid his current salary level of $75,000. The executive compensation and expenses shall be paid by the Company and the Bank in the same proportion as the time and services actually expended by the executive on behalf of each respective Employer. The employment agreements are reviewed annually.

        Each of the employment agreements is terminable with or without cause by the Employers. The executive has no right to compensation pursuant to the employment agreements for any period after voluntary termination or after termination by the Employers for cause, disability or retirement. The agreements provide for certain benefits in the event of the executive's death. In the event that the executive terminates his employment because the Employer's either fail to comply with any material provision of the employment agreement or the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the executive as a result of certain adverse actions, which are taken with respect to the executive's employment following a change in control of the Company, as defined, then the executive will be entitled to a cash severance amount equal to three times his average annual compensation for the last five calendar years (or for such shorter period that he has worked for the Company or the Bank) plus the continuation of certain miscellaneous fringe benefits, subject to reduction pursuant to Section 280G of the Code.

        A change in control is generally defined in the employment agreements to include any change in control of the Company required to be reported under the federal securities laws, as well as (1) the acquisition by any person of 20% or more of the Company's outstanding voting securities and (2) a change in a majority of the directors of the Company during any three-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

        Each employment agreement provides that, in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced by the amount which is the minimum necessary to result in the payments not exceeding three times the recipient's average annual compensation from the Employer which was includable in the recipient's gross income during the most recent five taxable years (the "Section 280G Limit"). As a result, none of the severance payments will be subject to a 20% excise tax, and the Employers will be able to deduct such payments as compensation expense for federal income tax purposes.

        Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof will have a significant anti-takeover effect.

Indebtedness of Management and Related Party Transactions

        In the ordinary course of business, the Bank makes loans available to its directors, officers and employees. Such loans are made in the ordinary course of business on the same terms, including interest rates and collateral, as comparable loans to other borrowers. It is the belief of management that these loans neither involve more than the normal risk of collectibility not present other unfavorable features. At December 31, 2002, the Bank had nine loans outstanding to directors and executive officers of the Bank, or members of their immediate families. These loans totaled approximately $749,000 or 13.5% of the Company's total stockholders' equity at December 31, 2002.

        Messrs. John Gohres, Jr. and Robert Gohres, directors of the Company, are owners of an insurance agency through which the Company obtains its insurance coverage. The Company paid $18,663 to this agency in 2002.

Equity Compensation Plan Information

        The Company does not have any securities to be issued under any equity compensation plans approved or not approved by security holders.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the Company's independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for fiscal year 2002 for filing with the Commission.

                                                                                                    Albert E. Briede, III
                                                                                                    Robert J. Gohres

RATIFICATION OF APPOINTMENT OF AUDITORS

        The Board of Directors of the Company has appointed Roth Murphy Sanford L.L.P., independent certified public accountants, to perform the audit of the Company's consolidated financial statements for the year ending December 31, 2003, and has further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

        The Company has been advised by Roth Murphy Sanford, L.L.P. that neither that firm nor any of its associates have any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Roth Murphy Sanford L.L.P. will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

Audit Fees

        The aggregate amount of fees billed by Roth Murphy Sanford L.L.P. for its audit of our annual financial statements for 2002 and for its review of our unaudited interim financial statements included in reports files by the Company under the 1934 Act during 2002 was $26,400.

Financial Information Systems Design and Implementation

        The Company did not engage or pay fees to Roth Murphy Sanford L.L.P. with respect to the provision of financial information system design and implementation services during 2002.

All Other Fees

        The aggregate amount of fees billed by Roth Murphy Sanford L.L.P. for all other services rendered to us during 2002 was $5,331. Other services include $2,831 for services relating to the 2002 verification of loans for the Federal Home Loan Bank of Dallas and $2,500 relating to the preparation of consolidated federal incomes tax returns and other tax services.

        The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

        The Board of Directors recommends that you vote FOR the ratification of the appointment of Roth Murphy Sanford L.L.P., as independent auditors for the year ending December 31, 2003.

STOCKHOLDERS PROPOSALS

        Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April, 2004, must be received at the principal executive offices of the Company, 4051 Veterans Boulevard, Suite 100, Metairie, Louisiana, 70002, Attention: Saxon J. Toca, Secretary, no later than December 1, 2003. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

ANNUAL REPORTS

        A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2002 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

        Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 and a list of the exhibits thereto required to be filed with the Commission under the 1934 Act. Such written request should be directed to Saxon J. Toca, Secretary, Globe Bancorp, Inc., 4051Veterans Boulevard, Suite 100, Metairie, Louisiana, 70002. The Form 10-KSB is not part of the proxy solicitation materials.

OTHER MATTERS

        Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

        The Company may solicit proxies by mail, advertisement, telephone, facsimile, telegraph and personal solicitation. Directors and executive officers of the Company and the Bank may solicit proxies personally or by telephone without additional compensation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy solicitation materials to the beneficial owners of the Company's Common Stock.

        YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

GLOBE BANCORP, INC.                                                                                             REVOCABLE PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GLOBE BANCORP, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 22, 2003 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Company's office located at 4051 Veterans Boulevard, Suite 100, Metairie, Louisiana 70002, on April 22, 2003, at 11:00 a.m., Central Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as follows:

1.     Election of Directors

[ ] FOR all nominees listed below                                         [ ] WITHHOLD authority to
    except as marked to the                                                             vote for all nominees
    contrary below)                                                                           listed below

Nominees for three-year term: Michael H. Bagot and Saxon J. Toca, III

To withhold authority to vote for one or two, but not all three of the nominees, write the name(s) of the nominee(s) in the space provided: ________________________________________

2.     The proposal to ratify the appointment of Roth Murphy Sanford L.L.P. as the Company's independent auditor for the year ending December 31, 2003.

[ ] FOR                                         [ ] AGAINST                                         [ ] ABSTAIN

&#        In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

The Board of Directors recommends that you vote FOR the Board of Directors' nominees listed above and FOR Proposal 2. Shares of Common Stock of the Company will be voted as specified. If no specification is made, shares will be voted for the election of the Board of Directors' nominees to the Board of Directors, for Proposal 2, and otherwise at the discretion of the proxies. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. This proxy may be revoked at any time before it is exercised.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Globe Bancorp, Inc., called for April 22, 2003, a Proxy Statement for the Annual Meeting and the Annual Report to Stockholders.

Please check the following box if you currently plan to attend the Annual Meeting in person. [ ]

(Continued and to signed on other side)

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

Dated: ____________________, 2003

_______________________________

______________________________
Signature(s)